Exhibit 10.33

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

This INCREMENTAL JOINDER AND AMENDMENT NO. 1, dated as of February 6, 2020 (this “Agreement”), is made and entered into by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (each a “Borrower” and, collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and, collectively, the “Guarantors”), each of the entities listed as an “Incremental Lender” on the signature pages hereto (each an “Incremental Lender” and, collectively, the “Incremental Lenders”), each of the entities listed as an “Existing Lender” on the signature pages hereto (each an “Existing Lender” and, collectively, the “Existing Lenders” and, together with the Incremental Lenders, each a “Lender” and, collectively, the “Lenders”) and TCW Asset Management Company LLC, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is made to the Financing Agreement, dated as of December 23, 2019 (the “Existing Financing Agreement”) by and among the Borrowers, the Guarantors, the Existing Lenders and the Agent;

WHEREAS, the Borrowers have requested that certain Incremental Lenders make Incremental Term Loans in an aggregate principal amount of $55,000,000 on the Incremental Effective Date (as defined in Section 4(a) below) (the “Incremental Term Loans”). The proceeds of the Incremental Term Loans shall be used to (a) fund a portion of the cash consideration and working capital needs payable in connection with the Kilimanjaro Acquisition, (b) repay the Mondee Group Subordinated Notes to the extent permitted under the Mondee Group Subordination Agreement, (c) pay fees and expenses incurred in connection with the transactions contemplated by clauses (a) and (b) above, and (d) fund general corporate purposes of the Loan Parties;

WHEREAS, the Incremental Lenders are willing to provide the Incremental Term Loans to the Borrowers on the Incremental Effective Date on the terms and subject to the conditions set forth herein and in the Financing Agreement;

WHEREAS, subject to the terms and conditions of the Existing Financing Agreement, as amended by this Agreement (the Existing Financing Agreement, as amended by this Agreement, shall hereinafter be referred to as the “Financing Agreement”), and pursuant to Section 2.13 thereof, and except as expressly otherwise set forth herein, immediately after giving effect to this Agreement, the Incremental Term Loans shall have the same terms as the outstanding Term Loans made on the Effective Date, and such Incremental Term Loans shall be “Term Loans” for all purposes of and under the Financing Agreement;

WHEREAS, it is hereby acknowledged by the Borrowers, the Guarantors, the Agent and the Lenders party hereto that the amendments to the Existing Financing Agreement effected hereby are necessary and appropriate to effectuate the incurrence of the Incremental Term

Loans and the transactions contemplated hereby, and to document any other modifications agreed to among the parties hereto;

WHEREAS, pursuant to Section 2.13 and Section 12.02 of the Existing Financing Agreement, the Borrowers, the Guarantors, the Agent and the Lenders signatory hereto hereby agree to amend certain provisions of the Existing Financing Agreement to effectuate the foregoing;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Financing Agreement. This Agreement is an “Incremental Joinder” and a “Loan Document”, each as defined in the Financing Agreement.

SECTION 2.Incremental Term Loans. (a) Notwithstanding anything contained in the Existing Financing Agreement, each Incremental Lender hereby agrees, severally and not jointly, to make an Incremental Term Loan to the Borrowers on the Incremental Effective Date in an aggregate principal amount equal to the amount set forth opposite such Incremental Lender’s name on Annex I hereto (the “Incremental Term Loan Commitments”), on the terms set forth herein, and subject to the conditions set forth in Section 5 below. The Incremental Term Loans shall be deemed to be “Incremental Term Loans” as contemplated by Section 2.13 of the Financing Agreement and shall be deemed to be “Term Loans” for all purposes of the Financing Agreement and the other Loan Documents, and having terms and provisions identical to those applicable to, the Term Loans made on the Effective Date pursuant to Section 2.01 of the Existing Financing Agreement; provided that the Incremental Term Loans shall be subject to the payment of those fees described in the Incremental Fee Letter (as defined below).

(b)Each Incremental Lender hereby: (i) confirms that a copy of the Financing Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and make an Incremental Term Loan has been made available to such Incremental Lender by the Agent; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreement or the other applicable Loan Documents, including this Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Financing Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that, upon the Incremental Effective Date, such Incremental Lender shall be a “Lender”, under, and for all purposes of, the Financing Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c)The Incremental Term Loan Commitments shall automatically terminate upon the funding of the Incremental Term Loans on the Incremental Effective Date.

SECTION 3.Amendments to Existing Financing Agreement. Pursuant to Sections 2.13 and 12.02 of the Existing Financing Agreement and subject to satisfaction of the conditions precedent set forth in Section 5 below, the Existing Financing Agreement is hereby amended as follows:

(a)Section 1.01. Section 1.01 of the Existing Financing Agreement is hereby amended by adding the following clause to the end of the definition of “Consolidated EBITDA” therein:

“Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA of the Parent and its Subsidiaries under this Agreement, the Acquired EBITDA in connection with the Kilimanjaro Acquisition[***]”

(b)Section 1.01. Section 1.01 of the Existing Financing Agreement is hereby amended by (i) deleting the defined term “Kilimanjaro Subordinated Indebtedness” and (ii) adding the following new defined term in the appropriate alphabetical order therein:

““Kilimanjaro Deferred Consideration Indebtedness” means the obligations of Mondee to make the payments required under Section 2.1(c) of the Kilimanjaro Acquisition Agreement, [***]”

(c)Section 1.01. Section 1.01 of the Existing Financing Agreement is hereby amended by replacing each reference contained therein to “Kilimanjaro Subordinated Indebtedness” with a reference to “Kilimanjaro Deferred Consideration Indebtedness”.

(d)Section 5.03(b). Section 5.03(b) of the Existing Financing Agreement is hereby amended and restated in its entirety as follows:

“(b) (i) Within 20 days of the Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Agent shall have received evidence that the Liens listed as items 4, 5 and 6 on Schedule 7.02(a) have been discharged in full and (ii) within 60 days of the Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Agent shall have received a signed acknowledgment, in form and substance reasonably satisfactory to the Agent, from the Royal Bank of Canada with respect to the Liens listed as items 2 and 3 on Schedule 7.02(a);”

(e)Section 5.03(d). Section 5.03(d) of the Existing Financing Agreement is hereby amended by replacing the phrase “30 days” therein with the phrase “90 days”.

(f)Section 5.03(f). Section 5.03(f) of the Existing Financing Agreement is hereby amended by replacing the phrase “60 days” therein with the phrase “90 days”.

(g)Section 7.01(a)(v). Section 7.01(a)(v) of the Existing Financing Agreement is hereby amended and restated in its entirety as follows:

“(v) as soon as available and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of the fiscal months of the Parent and its Subsidiaries ending December 31, 2019, January 31, 2020, February 29, 2020 and March 31, 2020), the following reports in form and detail satisfactory to the Agent and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete: (A) commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, reports listing all accounts receivable of the Loan Parties (other than airline customer accounts receivable) as of such day, which shall include the amount and age of each such account receivable, showing separately those which are more than 30, 60 and 90 days past due, together with such other information as the Agent may reasonably request regarding such accounts receivable and (B) commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, reports listing all accounts payable of the Loan Parties as of each such day which shall include the amount and age of each such account payable, together with such other information as the Agent may reasonably request regarding such accounts payable;”

(h)Section 7.01(a). Section 7.01(a) of the Existing Financing Agreement is hereby amended by adding the following new clause (xxi) after clause (xx) therein, renumbering the current clause (xxi) as clause (xxii) and moving the “and” at the end of clause (xx) to the end of the new clause (xxi):

“(xxi) (A) as soon as available and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries (or 45 days in the case of the fiscal months of the Parent and its Subsidiaries ending January 31, 2020, February 29, 2020 and March 31, 2020), reports in form and detail satisfactory to the Agent and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete listing all airline customer accounts receivable of the Loan Parties as of such day, which shall include the amount and age of each such airline customer account receivable, showing separately those which are up to 90 days, 90 to 120 days, 121 to 150 days, 151 to 180 days, 181 to 270 days, 271 to 360 days and over 361 days past the date such airline customer accounts receivable were created, together with such other information as the Agent may reasonably request regarding such airline customer accounts receivable and (B) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Parent and its Subsidiaries commencing with the Fiscal Quarter of the Parent and its Subsidiaries ending March 31, 2020, a schedule in form and detail satisfactory to the Agent describing all Liens, set-offs, defenses and counterclaims with respect to such accounts receivable outstanding at the end of such Fiscal Quarter, together with a reconciliation of such schedule with the schedule delivered to the Agent pursuant to this clause (xxi)(B) for the immediately preceding Fiscal Quarter and such other information as the Agent may reasonably request with respect to such Liens, set-offs, defenses and counterclaims;”

SECTION 4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows on the Incremental Effective Date:

(a)Representations and Warranties; No Event of Default. The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects on and as of the Incremental Effective Date and on and as of the date hereof, in each case after giving effect to this Agreement (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification on and as of each such date), as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Incremental Effective Date, in each case after giving effect to this Agreement, or would result from this Agreement becoming effective in accordance with its terms.

(b)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Agreement and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)Authorization, Etc. The execution, delivery and performance by each Loan Party of this Agreement and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)Enforceability of Loan Documents. This Agreement is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Agreement by any Loan Party party hereto.

SECTION 5.Conditions Precedent to Effectiveness. This Agreement shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the

Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the “Incremental Effective Date”):

(a)Payment of Fees, etc.

(i)All fees, costs and expenses due and payable to the Agent and the Lenders under the Incremental Fee Letter (as defined below) and the Loan Documents on or prior to the date hereof (including the reasonable and documented costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Agreement) shall have been paid in full.

(ii)The Borrowers shall have paid to each Incremental Lender a nonrefundable Closing Fee equal to [***] of such Incremental Lender’s Incremental Term Loan Commitment.

(b)Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in this Agreement, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Incremental Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Incremental Effective Date or would result from this Agreement becoming effective in accordance with its terms.

(c)Delivery of Documents. The Agent shall have received on or before the Incremental Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated as of the Incremental Effective Date:

(i)this Agreement, duly executed by the Loan Parties, the Agent and each Lender;

(ii)a Fee Letter, dated as of February 6, 2020, by and among the Borrowers and the Agent (the “Incremental Fee Letter”);

(iii)a Joinder Agreement, duly executed by Cosmopolitan Travel Service, Inc., a Michigan corporation (“Cosmopolitan Michigan”) and Cosmopolitan Travel Services Inc., a New York corporation (“Cosmopolitan New York” and, together with Cosmopolitan Michigan, collectively, the “Kilimanjaro Entities”), together with schedules thereto and each other deliverable required pursuant to Section 7.01(b) of the Financing Agreement in connection therewith;

(iv)a Security Agreement Supplement, in the form attached as Exhibit C to the Security Agreement, duly executed by each Kilimanjaro Entity, together with schedules thereto and each other deliverable required pursuant to Section 7.01(b) of the Financing Agreement in connection therewith;

(v)a Pledge Amendment, substantially in the form attached as Exhibit A to the Security Agreement, duly executed by each equityholder of each Kilimanjaro Entity, together with an Irrevocable Proxy and Registration Page (each as defined in the Security Agreement) with respect to each such Kilimanjaro Entity;

(vi)a Notice of Borrowing, duly executed by the Administrative Borrower (which notice shall be given effect notwithstanding its delivery after the time specified in Section 2.02(a) of the Financing Agreement);

(vii)a certificate of an Authorized Officer of the Administrative Borrower (i) certifying that (A) the Leverage Ratio of the Parent and its Subsidiaries (calculated on a pro forma basis as of the last day of the last Fiscal Quarter for which financial statements of the Parent and its Subsidiaries have been delivered under Section 7.01(a)(ii) of the Financing Agreement after giving effect to the Incremental Term Loan (as if the Incremental Term Loan were made on the first day of such period) and the consummation of the Kilimanjaro Acquisition) is no greater than 3.75 to 1.00, (B) the Loan Parties are in compliance with the financial covenants set forth in Section 7.03 of the Financing Agreement on a pro forma basis as of the last day of the last Fiscal Quarter for which financial statements of the Parent and its Subsidiaries have been delivered under Section 7.01(a)(ii) of the Financing Agreement after giving effect to the Incremental Term Loan (as if the Incremental Term Loan were made on the first day of such period) and the consummation of the Kilimanjaro Acquisition and (C) the proceeds of the Incremental Term Loan are being used solely to (1) fund a portion of the cash consideration and working capital needs payable in connection with the Kilimanjaro Acquisition, (2) repay the Mondee Group Subordinated Notes to the extent permitted under the Mondee Group Subordination Agreement, (3) pay fees and expenses incurred in connection with the transactions contemplated thereby, and (4) fund other general corporate purposes of the Loan Parties and (ii) attaching reasonably detailed calculations evidencing compliance by the Borrowers with the certifications set forth in clauses (i)(A) and (i)(B) above;

(viii)evidence of the payment in full of all Indebtedness under the Mondee Group Subordinated Notes, together with a termination and release agreement with respect to the Mondee Group Subordinated Notes and all related documents, duly executed by Mondee and Mondee Group; and

(ix)all of the agreements, instruments and other documents required to be delivered to the Agent pursuant to clauses (b), (d), (e), (i), (j), (k) and (l) of the definition of Permitted Acquisition in the Financing Agreement (but not, for the avoidance of doubt, clause (c) of such definition).

SECTION 6.Conditions Subsequent to Effectiveness.

(a)Within 60 days of the Incremental Effective Date (or such later date as may be permitted by the Agent in its sole discretion), the Agent shall have received evidence that an employee has been hired or dedicated by the Loan Parties predominantly for the purpose of collecting back-end accounts receivable from airline customers; and

(b)(i) Within 180 days of the Incremental Effective Date (or such later date as may be permitted by the Agent in its sole discretion) (such date, the “Equity Purchase Deadline”), the Agent shall have received evidence that the Mondee Group has purchased Equity Interests of Mondee from holders of such Equity Interests who are not Permitted Holders (the “Required Equity Purchase”) in an amount (including fees and expenses) [***] or (ii) if, after using commercially reasonable efforts, the Mondee Group is unable to complete the Required Equity Purchase by the Equity Purchase Deadline in full, the Mondee Group shall, within 3 Business Days after the Equity Purchase Deadline (or such later date as may be permitted by the Agent in its sole discretion) have either purchased a participation in the Term Loans from the Initial TCW Lenders (as defined below) pursuant to a Participation Agreement (as defined below) in an amount equal to the difference between the Required Equity Purchase Amount and the actual amount of the Required Equity Purchase (if any) or, after delivering proof of funds and demonstrating a willingness to enter into a Participation Agreement, failed to purchase such a participation solely due to the withholding of consent thereto by the Agent or any Lender. The Agent hereby agrees that, upon the satisfaction of clauses (i) or (ii) above, the Mondee Group Subordination Agreement shall be automatically terminated, except for those provisions that by their terms survive such termination.

As used in this clause (b), (A) “Initial TCW Lenders” shall mean the Lenders under the Financing Agreement on the Effective Date and all Affiliates and Related Funds of such Lenders and (B) “Participation Agreement” shall mean an agreement between the Mondee Group and one or more of the Initial TCW Lenders (1) pursuant to which the Mondee Group shall participate pro rata with the applicable Initial TCW Lenders in the distribution of all principal, interest and other fees payable in respect of, and on, the portion of the Term Loans subject to the Participation Agreement, (2) which does not require any additional fees payable by the Mondee Group, (3) which gives the Mondee Group consent rights to and in (and solely to and in) the actions referred to under Section 12.07(k)(iii) of the Financing Agreement, (4) which provides that the Mondee Group shall not be permitted to sell, assign, participate or otherwise transfer its participation interest in the Term Loan without the prior written approval of the Agent, and (5) which is otherwise on customary terms mutually reasonably acceptable to the Mondee Group and the Agent.

SECTION 7.Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Agreement, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Incremental Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Agreement, and (c) confirms and agrees that to the extent that, any such Loan Document purports to assign or pledge to the Agent for the benefit of the Agent and the Lenders, or to grant to the Agent, for the benefit of the Agent and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

SECTION 8.No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

SECTION 9.No Representations by Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Agent or any Lender, other than those expressly contained herein, in entering into this Agreement.

SECTION 10.Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against the Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Incremental Effective Date directly arising out of, connected with or related to this Agreement, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

SECTION 11.Acknowledgement, Consent and Waiver. For the avoidance of doubt, the Agent and each Lender hereby acknowledge, consent and agree by their signature hereto that (a) notwithstanding anything in the Existing Financing Agreement to the contrary, the use of proceeds of the Incremental Term Loans as contemplated in the recitals to this Agreement shall not constitute a violation or breach of the representation and warranties contained in Section 6.01(s) of the Existing Financing Agreement, (b) the acquisition as part of the Kilimanjaro Acquisition of the Equity Interests in Leto Travel Service Inc., an entity located in Canada and organized under Canadian law, is consented to notwithstanding the provisions of clause (j) of the definition of “Permitted Acquisition” contained in the Existing Financing Agreement (it being understood and agreed that each new Subsidiary acquired by a Loan Party in connection with the Kilimanjaro Acquisition, including, without limitation, Leto Travel Service Inc., shall be required to be joined as a Loan Party to the Financing Agreement in accordance with Section 7.01(b) of the Financing Agreement unless it is determined to constitute an Immaterial Foreign Subsidiary or as otherwise provided therein), (c) the Agent has been provided with all of the documents it has requested in connection with the Kilimanjaro Acquisition in a timely manner, and upon delivery of the documents specified in Section 5(c) of this Agreement the requirements of clause (c) of the definition of “Permitted Acquisition” contained in the Existing Financing Agreement shall be deemed satisfied in full, (d) any breach of Section 5.03(d) of the Existing Financing Agreement (as in effect prior to its amendment pursuant to this Agreement) in existence prior to the Effective Date is hereby waived, it being understood that such Section 5.03(d) as amended by this Agreement shall be a continuing obligation of the Loan Parties from and after the Effective Date, (e) LBF Acquisition Corporation, Inc., a Borrower, changed its name to LBF Travel, Inc. on January 9, 2020, and (f) any references in the Loan Documents to “Kilimanjaro Subordinated Indebtedness” shall be deemed to be references to “Kilimanjaro Deferred Consideration Indebtedness”.

SECTION 12.Miscellaneous.

(a)This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement.

(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c)This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Financing Agreement.

(e)Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)This Agreement shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWERS:

MONDEE, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

C & H TRAVEL & TOURS INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

SKYLINK TRAVEL INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

SKYLINK TRAVEL INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

SKYLINK TRAVEL SFO INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

[Signature Page to Incremental Joinder and Amendment No.1]

TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

HARI-WORLD TRAVEL GROUP, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

EXPLORETRIP IP HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

EXPLORETRIP, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

MONDEE ACQUISITION COMPANY, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

TRANSWORLD TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

[Signature Page to Incremental Joinder and Amendment No.1]

LBF TRAVEL HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

LBF TRAVEL, INC.
(f/k/a LBF Acquisition Corporation, Inc.)

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

LBF TRAVEL AND TOURS INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

[Signature Page to Incremental Joinder and Amendment No.1]

GUARANTORS:

MONDEE HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

MONDEE HOLDINGS II, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	Chief Executive Officer

[Signature Page to Incremental Joinder and Amendment No.1]

AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

EXISTING LENDERS:

TCW WV DLG 2017-1 LLC

By:	West Virginia Direct Lending LLC
By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW SKYLINE LENDING LP
By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

NJ/TCW DLG 2017-A LLC

By:	NJ/TCW Direct Lending LLC
By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW BRAZOS FUND LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

TCW DL VII FINANCING LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By:	TCW Asset Management Company LLC,
its Investment Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

US SPECIALTY INSURANCE COMPANY

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

RELIANCE STANDARD LIFE INSURANCE COMPANY

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

INCREMENTAL LENDERS:

TCW WV DLG 2017-1 LLC

By:	West Virginia Direct Lending LLC
By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW SKYLINE LENDING LP

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

NJ/TCW DLG 2017-A LLC

By:	NJ/TCW Direct Lending LLC
By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW BRAZOS FUND LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

TCW DL VII FINANCING LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By:	TCW Asset Management Company LLC,
its Investment Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

US SPECIALTY INSURANCE COMPANY

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

RELIANCE STANDARD LIFE INSURANCE COMPANY

By:	TCW Asset Management Company LLC
Its:	Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Signature Page to Incremental Joinder and Amendment No.1]

NORTH HAVEN CREDIT PARTNERS III L.P.

By:	MS Credit Partners III GP L.P.,
its general partner

By:	MS Credit Partners III GP Inc.,
its general partner

By:	/s/ William Gassman
	Name:	William Gassman
	Title:	Executive Director

[Signature Page to Incremental Joinder and Amendment No.1]

ANNEX I
TO INCREMENTAL JOINDER AND AMENDMENT NO. 1

Incremental Term Loan Commitments as of the Incremental Effective Date

Incremental Lender	Incremental Term Loan Commitment
TCW DL VII Financing LLC	[***]
TCW WV DLG 2017-1 LLC	[***]
TCW Skyline Lending LP	[***]
TCW Brazos Fund LLC	[***]
NJ/TCW DLG 2017-A LLC	[***]
TCW Direct Lending Structured Solutions 2019 LLC	[***]
U.S. Specialty Insurance Company	[***]
Safety National Casualty Corporation	[***]
Reliance Standard Life Insurance Company	[***]
TOTAL	[***]

[Signature Page to Incremental Joinder and Amendment No.1]